UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Japan Equity Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Aberdeen Japan Equity Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2022

To the Stockholders of
Aberdeen Japan Equity Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the "Fund") (the "Annual Meeting"), will be held in a virtual meeting format only on May 26, 2022, at 10:00 a.m., Eastern time, for the following purposes:

1.  To consider and vote upon the election of two Class II Directors of the Fund, to serve until the 2025 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

2.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The proposed election of the Directors is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on April 11, 2022 (the "Record Date").

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, you will not be able to attend the Annual Meeting in person. All stockholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may vote at the virtual Annual Meeting if you choose to attend. Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

This year's Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting by visiting: www.meetnow.global/MW4M55J at the Annual Meeting date and time described in the accompanying proxy statement. To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or Annual Meeting notice. The control number can be found in the shaded box. There is no physical location for the Annual Meeting.

You may vote electronically during the Annual Meeting by following the instructions available on the Annual Meeting website during the Annual Meeting.

Registering to Attend the Virtual Annual Meeting as a Beneficial Owner

We will admit to the Annual Meeting (1) all stockholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the virtual Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's proxy tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration for the Annual Meeting must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, three (3) business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.

This notice and related proxy materials are first being sent to stockholders on or about April 27, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 26, 2022: This Notice and the Proxy Statement are available on the Internet at https://www.aberdeenjeq.com/en-us. On this website, you will be able to access the Notice, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to stockholders.

By order of the Board of Directors,

Megan Kennedy

Vice President and Secretary of the Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 27, 2022

Aberdeen Japan Equity Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the ABERDEEN JAPAN EQUITY FUND, INC., a Maryland corporation (the "Fund"), for use at the annual meeting of stockholders of the Fund (the "Meeting"), to be held in a virtual meeting format, on May 26, 2022, at 10:00 a.m., Eastern time, and at any postponements or adjournments thereof. A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. This Proxy Statement and proxy card are first being sent to stockholders on or about April 27, 2022 to stockholders of record as of April 11, 2022.

The purpose of the Meeting is to seek stockholder approval of the following proposals (each a "Proposal"):

1.  To consider and vote upon the election of two Class II Directors of the Fund, to serve until the 2025 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the applicable proxy card or, if no specification is made, FOR each of the Proposals. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any stockholder giving a proxy card in advance of the Meeting has the power to revoke it by executing a superseding proxy card or by attending the Meeting and voting at the Meeting. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, votes against and abstentions will be treated as shares that are present at the Meeting.

The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of the Director for the Fund, any abstentions will not be counted as votes cast and will have no effect on the result of the vote.

On September 16, 2015, the Fund announced that the Board adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015. The corporate governance guidelines include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of stockholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the engagement of the existing investment manager of the Fund that Independent Director will be put forth for consideration by stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chair of the Meeting may adjourn the Meeting without notice other than announcement at the Meeting until the requisite amount of stock entitled to vote at the Meeting shall be present. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The Board has fixed the close of business on April 11, 2022, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 13,408,536 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 26, 2022: The Proxy Materials and the Fund's most recent annual report are available on the Internet at https://www.aberdeenjeq.com/en-us. The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the Fund's investor relations program at abrdn Inc.'s principal executive offices, c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, attention: Aberdeen Japan Equity Fund, Inc.: Investor Relations, or by calling collect at 1-800-522-5465.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 1: ELECTION OF DIRECTORS

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominees listed below as Directors of the Fund.

(i)  Rahn Porter, as a Class II Director, to serve until the 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

(ii)  Stephen Bird, as a Class II Director, to serve until the 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

The terms of the nominees for Director will expire on the date of the Annual Meeting of Stockholders of the Fund in the year stated above or the date that their successor is elected and qualified. If the nominees should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board to replace the nominees. The election of each nominee as a Director of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the Record Date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of determining the presence of a quorum at the Meeting, votes against and abstentions will be treated as shares that are present at the Meeting. For purposes of Proposal 1, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

The nominees for Director of the Fund have consented to be named in this Proxy Statement and to serve as Directors of the Fund if elected. The Board has no reason to believe that the nominees named above will become unavailable for election as Directors, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such person(s) as the Board may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominees for Directors of the Fund, as well as the other current Directors of the Fund. One Director, Mr. Bird, is considered to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Director").

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex* Overseen by Director(3)	Other Directorships During Past Five Years
Independent Nominee for Director:
Rahn K. Porter**† c/o abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Mr. Porter is the Principal at RPSS Enterprise (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	2007	$10,001-50,000	$50,000-$100,000	19	Director of CenturyLink Investment Management Company since 2006; Director of Blackridge Financial, Inc. from 2004 to 2019.and Former Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)		Number of Funds in Fund Complex* Overseen by Director(3)	Other Directorships During Past Five Years
Interested Nominee for Director:
Stephen Bird†† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967

Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

		2019	$0-$10,000	$100,000	+	26	None.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex* Overseen by Director(3)	Other Directorships During Past Five Years
Independent Directors:
Radhika Ajmera**† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1964

Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc. in 2017, having served as a director since 2014. She has been an independent non-executive director of abrdn Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc. abrdn Asia-Pacific Income Fund Inc. and abrdn Australia Equity Fund Inc. since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.

		2014	$0-$10,000	10,001-50,000	21	None.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex* Overseen by Director(3)	Other Directorships During Past Five Years
Anthony S. Clark**† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1953	Mr. Clark has been the Managing Member of Innovation Capital Management LLC, a registered investment adviser, since January 2016. Previously, Mr. Clark was Chief Investment Officer of the Pennsylvania State Employees' Retirement System, Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation, and Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute. Mr. Clark is a Chartered Financial Analyst (CFA).	2015	$0-$10,000	$0-$10,000	1	Director of The Taiwan Fund, Inc. since 2017

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)		Number of Funds in Fund Complex* Overseen by Director(3)	Other Directorships During Past Five Years
P. Gerald Malone **† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950

Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chair of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.

		2021	$10,001-50,000	$100,000	+	26	Director of Bionik Laboratories Corporation (US healthcare company) since 2018.

*  The "Fund Complex" consists of: the Fund, Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Funds (which consists of 17 portfolios) and abrdn ETFs (which consists of 3 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Director of the Fund because of his affiliation with the Fund's Investment Manager.

Additional Information about the Board of Directors

The Board of Directors is currently composed of four Independent Directors and one Interested Director, Stephen Bird.

The Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with abrdn (Asia) Limited ("ASIAL" or the "Investment Manager" formerly "Aberdeen Standard Investments (Asia) Limited")), the Fund's investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the abrdn fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Ms. Ajmera—financial background in fund management; Mr. Clark—financial background in investment management for public pension plans and a private foundation; Mr. Malone—legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Porter—business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of another fund within the Aberdeen Standard complex; and Mr. Bird—Chief Executive Officer of abrdn and prior Chief Executive Officer of other public companies.

The Board believes that the significance to the Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (the "Commission"), do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Independent Directors as of April 12, 2022 neither any of the Independent Directors nor any immediate family member of the Independent Directors owned any securities of the investment manager, or any of its affiliates, of the Fund as of such date.

The Fund's Board held four regular meetings during its fiscal year ended October 31, 2021. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which they were a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, Mr. Porter attended the meeting.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Audit Committee are

Messrs. Clark, Malone and Porter and Ms. Ajmera. Mr. Porter has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund's Audit Committee met two times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth within this document.

The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Clark, Malone and Porter and Ms. Ajmera. The Fund's Nominating and Compensation Committee met three times during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfil their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above or to investor.relations@abrdn.com. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

OFFICERS

Officers of the Fund Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2012

Currently, Director, Vice President and Head of Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Services for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Joseph Andolina* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, and Vice President— Compliance	Since 2017

Currently, Chief Risk Officer-Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc.. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Chris Demetriou* c/o abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer—UK, EMEA and Americas. Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

Officers of the Fund Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Sharon Ferrari* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2014	Currently, Senior Product Manager—US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Heather Hasson* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2012	Currently, Senior Product Manager, Product Governance US for abrdn. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US for abrdn. Mr. Hepp joined abrdn, Inc. in 2016.
Megan Kennedy* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2012	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US for abrdn. Mr. Kim joined abrdn Inc. in 2013.
Brian Kordeck* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn. Mr. Kordeck joined abrdn in 2013.
Chern-Yeh Kwok c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2022	Currently, Deputy Head of Equities—Asia Pacific & Head of Equities—Japan. Mr. Kwok joined abrdn in 2005.
Michael Marsico* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn. Mr. Marsico joined abrdn in 2014.
Andrea Melia* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Vice President	Since 2012	Currently, Vice President and Senior Director, Product Management—Americas for abrdn Inc. Ms. Melia joined abrdn Inc. in 2009.

Officers of the Fund Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Christian Pittard* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2012	Currently, Group Head of Product Opportunities at abrdn and Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012

Currently, Vice President and Head of Product Management and Governance—Americas since 2021 Previously, Ms. Sitar served as Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

*  As of October 31, 2021, each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Transactions with and Remuneration of Officers and Directors

Effective December 8, 2020, each non-affiliated Director receives fees, paid by the Fund, of $3,000 for each Directors' quarterly meeting, $1,500 for each Directors' ad hoc meeting attended by telephone and an annual fee of $25,000. The Chair of the Board of Directors receives an additional $15,000 annually. The Chair of the Fund's Audit Committee receives an additional $6,000 annually.

The officers of the Fund did not receive any compensation from the Fund. As of April 11, 2022, four of the Fund's Directors are independent. abrdn Inc. ("ASI"), the Fund's administrator, which pays the compensation and certain expenses of the officers of ASI who serve as officers of the Fund, receives administration fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Radhika Ajmera	$56,297	$215,692
Anthony Clark	$36,698	$39,698
Gerald Malone	$18,234	$487,092
Rahn K. Porter	$45,598	$202,499
Interested Director
Stephen Bird	$0	$0

(1)  Paid through fiscal year end October 31, 2021.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

abrdn (Asia) Limited serves as the investment manager to the Fund and its principal office is located 21 Church Street #01-01, Capital Square Two, Singapore 049480. ASIAL is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company, located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies, which changed its name to Standard Life Aberdeen plc ("Standard Life Aberdeen"). The Investment Manager is an indirect wholly owned subsidiary of abrdn plc (formerly Standard Life Aberdeen plc).

In rendering investment advisory services, ASIAL may use the resources of investment advisor subsidiaries of abdrn. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the abrdn affiliates, including the Fund, as associated persons of the investment manager. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc., an affiliate of the Investment Manager, serves as the Fund's administrator. ASI is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. ASI also provides investor relations services to the Fund under an investor relations services agreement. Messrs. Andolina, Demetriou, Goodson and Mmes. Kennedy, Melia and Sitar, who serve as officers of the Fund, are also directors and/or officers of ASI.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires the Fund's officers and Directors, certain officers and directors of the investment manager, affiliates of the investment manager and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE.

Based solely upon the Fund's review of the copies of such forms filed on EDGAR or written representations from the Directors and officers of the Fund and the filings by the beneficial holders of greater than 10% of a Fund's shares, to the knowledge of the Fund, for the fiscal year ended October 31, 2021, the filings required by the Exchange Act were made on a timely basis.

REPORT OF THE AUDIT COMMITTEE

At a meeting held on December 14, 2021, the Board, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2022. Although it is not expected that a representative of KPMG will attend the Meeting, a representative will be available by telephone to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2021 were audited by KPMG. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2021 be included in the Fund's most recent annual report filed with the Commission.

Rahn K. Porter, Chair of the Audit Committee
Radhika Ajmera, Member of the Audit Committee
Anthony S. Clark, Member of the Audit Committee
Gerald Malone, Member of the Audit Committee

Audit Fees

The aggregate fees billed by KPMG for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal year ended October 31, 2020 was $48,582, and for the fiscal year ended October 31, 2021 was $50,039.

Audit-Related Fees

The aggregate fees billed by KPMG and the former independent public accounting firm for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2020 and 2021 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2020 was $8,240, and for the fiscal year ended October 31, 2021 was $8,500.

Other Fees

There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended October 31, 2020 and 2021.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which KPMG or the former independent public accounting firm billed the Fund fees for the fiscal years ended October 31, 2020 and 2021 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed by KPMG for non-audit services rendered to abrdn (Asia) Limited, the Fund's investment manager or any entity controlling, controlled by, or under common control with ASIAL that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2020 and October 31, 2021, were respectively, $365,465 and $410,245.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to the Fund's investment manager and affiliates of the investment manager of the Fund is compatible with maintaining the independence of KPMG and has concluded it is.

THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

ADDITIONAL INFORMATION:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership	Percent of Common Stock Outstanding(1)
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	3,141,083	23.4%
Allspring Global Investments LLC 420 Montgomery Street San Francisco, CA 94104	2,355,402	17.6%
Lazard Asset Management LLC 30 Rockefellar Plaza New York, NY 10112	1,458,227	10.9%
City of London Investment Management Company Limited 77 Gracechurch Street London EC3V 0AS England	1,206,352	9.0%

Security Ownership of Management. As of April 12, 2022, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Fund or personnel of ASI or its affiliates. The Fund has retained AST Fund Solutions, LLC ("AST") to assist in the proxy solicitation. The fee for such services is estimated at $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of proxies by AST and with any proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2023 annual meeting of stockholders of the Fund must be received by the Fund, c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not later than December 28, 2022.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2023 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to May 26, 2023.

By order of the Board of Directors,

Megan Kennedy

Vice President and Secretary of the Fund

1900 Market Street, Suite 200
Philadelphia, PA 19103
April 27, 2022

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetnow.global/MW4M55J

on May 26, 2022 at 10:00 a.m.
Eastern time.

To participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card.

Please detach at perforation before mailing.

PROXY	ABERDEEN JAPAN EQUITY FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned stockholder(s) of Aberdeen Japan Equity Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Lucia Sitar, Megan Kennedy and Andrew Kim, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Japan Equity Fund, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held virtually at the following Website: www.meetnow.global/MW4M55J on May 26, 2022, at 10:00 a.m. Eastern time, and at any adjournment thereof as indicated on the reverse side.  To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

JEQ_32079_043021

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Japan Equity Fund, Inc.

Annual Meeting of Stockholders to be held virtually on May 26, 2022, at 10:00 a.m. (Eastern Time)

The Notice of Annual Meeting, Proxy Statement and Proxy card for this meeting are available at:

https://www.aberdeenJEQ.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 27, 2022 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

	Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.	To consider and vote upon the election of two Class II Directors of the Fund, to serve until the 2025 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified.
		FOR	AGAINST	ABSTAIN
	01. Rahn Porter	☐	☐	☐
	02. Stephen Bird	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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